KEELEY FUNDS, INC.

Supplement dated September 10, 2018 to the
Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)
dated January 26, 2018

This supplement amends the Summary Prospectus, Prospectus and SAI of the KEELEY Funds (the “Funds”) dated January 26, 2018, as previously supplemented, and should be read in conjunction with those documents.

Effective October 1, 2018, the Keeley-Teton Advisors, LLC (the “Adviser”) reduced the monthly fee it receives for its services as investment adviser to the KEELEY Mid Cap Dividend Value Fund (the Mid Cap Dividend Value Fund”) to the following annual rates:

Amount of average daily net assets	Fee Rate
Up to first $700 million	0.90%
More than $700 million	0.80%

Effective as of that same date, the Adviser also agreed to reduce the waiver of a portion of its management fee or reimburse the Mid Cap Dividend Value Fund to the extent that total ordinary operating expenses during the fiscal year as a percentage of average net assets exceed 1.20% for Class A Shares and 0.95% for Class I Shares.  However, the repayment of previously waived expenses is limited to amounts that do not cause the aggregate operating expenses of a Fund to exceed the current expense cap or the expense cap in place at the time the waiver was generated.

The waiver excludes expenses related to taxes, interest charges, dividend expenses incurred on securities that a Fund sells short, litigation expenses, other extraordinary expenses, and brokerage commissions and other charges relating to the purchase and sale of the Funds’ portfolio securities. The waivers for all of the Funds, including the Mid Cap Dividend Value Fund, are in effect through February 28, 2020.

Effective October 1, 2018, Gabelli Funds, LLC (“Gabelli Funds”), which is located at One Corporate Center, Rye, NY, 10580-1422, will replace U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”) as the administrator and accountant to the Funds. Accordingly, all references to U.S. Bancorp related to administration and accounting services should be replaced with Gabelli Funds.  The Funds pay Gabelli Funds an annual fee based on the value of the aggregate average daily net assets of the Funds under its administration as follows: up to $1.5 billion: 0.025%; $1.5 billion to $8 billion: 0.015%; over $8 billion: 0.0125%.

Gabelli Funds has entered into an agreement (the “Sub-Administration Agreement”) with BNY Mellon Investment Servicing (US) Inc., (the “Sub-Administrator”), which is located at 301 Bellevue Parkway, Wilmington, Delaware 19809-3705. Under the Sub-Administration Agreement, the Sub-Administrator generally provides all administrative services that may be required for the ongoing operation of the Funds in a manner consistent with the requirements of the Investment Company Act of 1940.  The Sub-Administrator’s fee is paid by Gabelli Funds and will result in no additional expenses to the Funds.

Effective October 1, 2018, State Street Bank and Trust Company (“State Street”), which is located at 1 Iron Street, Boston, MA 02210-1641, will replace U.S. Bank, N.A. as the Funds’ custodian. Accordingly, all references to U.S. Bank, N.A. as custodian should be replaced with State Street.

Effective October 8, 2018, DST Asset Manager Solutions, Inc. (“DST”), which is located at 2000 Crown Colony Drive, Quincy, Massachusetts 02169-0953, will replace U.S. Bancorp as the transfer agent and dividend disbursing agent to the Funds.  Accordingly, all references to U.S. Bancorp as transfer agent should be replaced with DST.

As a result of the change to DST described above, certain information affecting you and the Funds will change as of October 8, 2018.  Please note the following:

•	You may open an account with the Funds and shares of the Funds may be purchased, redeemed or exchanged by Internet, via the Funds’ website, www.keeleyfunds.com.

•	The toll-free number for the Funds will change to 800-422-3554.

•	All Fund purchase orders (either by check, wire or Automated Clearing House), redemption requests, correspondence, and any changes to shareholder accounts must be directed to the following addresses:

Regular Mail:	Overnight Mail:
KEELEY Funds P.O. Box 219204 Kansas City, MO 64121-9204	KEELEY Funds 430 West 7th Street, Suite 219204 Kansas City, MO 64105-1407

•	Bank wire instructions will be changed as follows:

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110
ABA #011-0000-28
Account #99046187
Re: [KEELEY Fund Name Here]
[Shareholder Account Name & Number]

•
You will be able to exchange shares of the Funds you hold for shares of the same class of certain other funds managed by the Adviser or its affiliates.  To obtain a list of the funds whose shares you may acquire through an exchange or for more information about how to process an exchange, call 800-422-3554 or contact your broker.  You may also exchange your shares for shares of the same class of a money market fund managed by the Adviser’s affiliates.  Exchanges may be processed through G.distributors, LLC, the Funds’ distributor (the “Distributor”) (if you hold your shares directly through the Distributor), through the Transfer Agent, a registered broker-dealer, or other financial intermediary by telephone, by mail, or over the Internet.

Please retain this Supplement with your Prospectus and SAI for reference.